Members' Equity (Predecessor [Member])	12 Months Ended
Dec. 31, 2013
Predecessor [Member]
Capital Unit [Line Items]
Members' Equity
MEMBERS' EQUITY

RSP's operations are governed by the provisions of a limited liability company agreement (the "RSP LLC Agreement"). As of December 31, 2013, 2012 and 2011, the members of RSP had contributed $185.1 million, $184.8 million and $184.8 million, respectively, to RSP. There are no current outstanding equity commitments of the members. Allocations of net income and loss are allocated to the members based on a hypothetical liquidation.

Limitations of Member's Liabilities

Pursuant to the RSP LLC Agreement (and as is customary for limited liability companies), the liability of the members is limited to their contributed capital.

Incentive Units

As part of the RSP LLC Agreement, certain incentive units are available to be issued to management and employees of RSP, consisting of Tier I, Tier I A, Tier II, Tier III and Tier IV units. The incentive units are intended to be compensation for services rendered to RSP. All incentive units, whether vested or not, are forfeited if payouts are not achieved by a specified date. Substantially all of the incentive unit grants were issued to members of management on October 18, 2010. The original terms of the incentive units are as follows. Tier I and Tier I A incentive units vest ratably over three years, but are subject to forfeiture if payout is not achieved. Tier I and Tier I A payout is realized upon the return of members' invested capital and a specified rate of return. Tiers II, III and IV incentive units vest only upon the achievement of certain distribution thresholds for each such Tier and each Tier of the incentive units is subject to forfeiture if the applicable required payouts are not achieved.

In addition, vested and unvested units will be forfeited if an incentive unit holder's employment is terminated for cause or if the unitholder voluntarily terminates his or her employment.

The achievement of these payout conditions is a performance condition that requires the Predecessor to assess, at each reporting period, the probability that an event of payout will occur. Compensation cost is required to be recognized at such time that the payout terms are probable of being met. At the grant dates and subsequent reporting periods, the Predecessor did not deem as probable that such payouts would be achieved for any Tier of incentive units.

At such time that the occurrence of the performance conditions associated with these incentive units are deemed probable, the Predecessor records a non-cash compensation expense based upon the grant date fair value of the incentive units that are probable of reaching payout as a result of reaching established distribution thresholds. As of December 31, 2013, the unrecognized non-cash compensation expense associated with all tiers of the incentive units is approximately $16.2 million. Upon successful completion of the IPO, the performance conditions associated with the Tier I, Tier I A and Tier II incentive units were deemed probable of reaching payout, which resulted in the recognition of non-cash compensation expense of approximately $11.2 million. The Tier I A and Tier II incentive units have a remaining unrecognized non-cash compensation expense of approximately $1.5 million which will be amortized over the remaining service period and result in a $0.7 million non-cash compensation expense in the remainder of 2014 and $0.8 million in 2015. The remaining unrecognized non-cash compensation expense related to the Tier III and Tier IV incentive units is approximately $3.5 million and will be recognized when it is deemed that the Tier III and Tier IV incentive units are probable of reaching payout as a result of reaching the established distribution thresholds.